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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report dated July 30, 1999 included in this Form 10-K and into the Company's previously filed Registration Statement File No. 333-77361, File No. 333-66691, File No. 333-66689, File No. 333-66687 File No. 333-49905,
File No. 333-33725 and File No. 333-19785.


/s/ Arthur Andersen LLP


Houston, Texas
September 23, 1999